                       ASSIGNMENT AGREEMENT
                       --------------------


THIS AGREEMENT dated effective December 2, 1996

BETWEEN:

            ARBATAX INTERNATIONAL INC., a corporation duly incorporated pursuant to the laws of the Yukon Territory, having an office at Brandschenke Strasse 64, 8002 Zurich, SWITZERLAND

            (the "Assignor")

AND:

            LOGAN INTERNATIONAL CORP., a corporation duly incorporated pursuant to the laws of the State of Washington, having an office at Suite 1250, 400 Burrard Street,
            Vancouver, B.C. V6C 3A6 CANADA

            (the "Assignee")

WHEREAS:

A. The Assignor and Drummond Financial Corporation ("Drummond") entered into a purchase agreement dated December 2, 1996, (the "Purchase Agreement") whereby the Assignor will acquire the Purchased Securities (as defined in the Purchase Agreement) from Drummond;

B. The Purchase Agreement provides that the Assignor may assign all or part of its interest in the Purchase Agreement to the Assignee; and

C. The Assignor wishes to sell and assign to the Assignee, and the Assignee wishes to acquire, all of the Assignor's right, title and interest in and to the Purchase Agreement.

NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the premises, representations, warranties and covenants contained herein, the parties covenant and agree as follows:

1. In consideration of the sum of TWO MILLION FOUR HUNDRED AND TWENTY-FIVE THOUSAND DOLLARS ($2,425,000) (U.S.) (the "Purchase Price") paid by the

    Assignee to the Assignor, the Assignor hereby sells, assigns and transfers to the Assignee and the Assignee purchases and acquires all of the right, title and obligation of the Assignor in the Purchase Agreement, a copy of which is attached as Schedule "A" hereto, to hold the same unto the Assignee absolutely.

2.  The Assignor represents and warrants to the Assignee that:

    (a) the Assignor has the full right, power and authority to enter into this agreement (the "Agreement");

    (b) the Assignor has not previously assigned any interest in the Purchase Agreement;

    (c) this Agreement has been duly executed and delivered by and on behalf of the Assignor and constitutes a legal, valid and binding obligation of the Assignor enforceable in accordance with its terms, except as enforceability may be limited by a bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally; and

    (d) there is no outstanding allegation, claim, counterclaim, set-off, action, cause of action, demand or dispute with respect to the Purchase Agreement.

3.  The Assignee represents and warrants to the Assignor that:

    (a) the Assignee has the full right, power and authority to enter into this Agreement; and

    (b) this Agreement has been duly executed and delivered by and on behalf of the Assignee and constitutes a legal, valid and binding obligation of the Assignee enforceable in accordance with its terms, except as enforceability may be limited by a bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally.

4.  The Assignor covenants and agrees:

    (a) that it will not, without the prior written consent of the Assignee, consent or agree to the termination or to any modification or amendment of the Purchase Agreement;

    (b) to execute and do all deeds, documents and things which, in the opinion of the Assignee, may reasonably be necessary or desirable in connection with this Agreement; and

    (c) that the Assignee may grant extensions and generally deal with the Purchase Agreement in its absolute discretion without consent of or notice to the Assignor.

5.  The Assignee covenants and agrees:

    (a) to observe, perform, keep and be bound by every covenant, attornment, term, condition and agreement contained in the Purchase Agreement to the same extent as if the Assignee had been an original party and as such had executed the Purchase Agreement; and

    (b) to indemnify and save harmless the Assignor from and against all damages, costs and expenses suffered or incurred by the Assignor in relation to this Agreement and any enforcement of the Purchase Agreement that can reasonably be considered to be attributable to the actions or omissions of the Assignee.

6. The Assignor authorizes the Assignee, in the name of the Assignor, to sue for and enforce the Purchase Agreement and interest therein and to do any act or thing or make any proceeding thought expedient by the Assignee.
    The Assignor irrevocably constitutes and appoints the Assignee and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in place and stead of the Assignor and in the name of the Assignor or its own name, from time to time, in the Assignee's discretion for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purpose of this Agreement.

7. Nothing herein shall be construed as an attempt to assign to the Assignee any of the contracts, engagements, commitments, claims, and demands of the Assignor (collectively, the "Rights") having the following character:

    (a) any contract, engagement, or commitment that, as a matter of law or by the terms thereof, is not assignable without the consent of the other party or parties to such assignment, unless such consent has been given; or

    (b) any claim or demand thereunder as to which all the remedies for the enforcement thereof enjoyed by the Assignor would not, as a matter of law, pass to the Assignee as an incident of the transfers to be made under this Agreement.

    Until assigned to the Assignee with such consent, the Assignor shall hold the Rights in trust for the Assignee. In order that the full value of the Rights may be realized for the benefit of the Assignee, the Assignor shall, at the request and expense and under the direction of the Assignee, in the name of the Assignor or otherwise as the Assignee specifies, take all such action and do or cause to be done all such things as are, in the opinion of the Assignee, necessary or proper in order that the obligations of the Assignor thereunder may be performed in such manner that the value of such Rights is preserved and enures to the benefit of the Assignee.

8. The Assignor shall obtain, where required, consents of all requisite parties to the assignment by the Assignor to the Assignee of the Rights. The Assignor shall pay the cost of obtaining such consents. In the event any party will not so consent to such assignment of a Right, the Assignor shall hold the same in trust for the Assignee and shall carry out and comply with the terms and provisions thereof as agent for the Assignee at the Assignee's costs and for the Assignee's benefit.

9. This Agreement will be governed by and construed in accordance with the laws of the Province of British Columbia and the laws of Canada applicable therein, irrespective of the choice of laws principles of the Province of British Columbia, and the parties hereto irrevocably attorn to the exclusive jurisdiction of the courts of British Columbia sitting in Vancouver.

10. All covenants, agreements, representations and warranties made by the parties will survive the assignment of the Purchase Agreement.

11. Each of the parties will at all times and from time to time and upon reasonable request do, execute and deliver all further assurances, acts and documents for the purpose of giving full force and effect to the covenants, agreements, representations and warranties in this Agreement.

12. This Agreement will enure to the benefit of and be binding upon the successors and assigns of the parties, as applicable.

13. If any provision of this Agreement shall be found or determined to be invalid, illegal or unenforceable it shall be severable from this Agreement and the remainder of this Agreement shall be read and construed as if such invalid, illegal or unenforceable provision or part had been deleted herefrom.

14. This Agreement may be executed in several parts in the same form and by facsimile and such parts as so executed shall together constitute one original document, and such parts, if more than one, shall be read together and construed as if all the signing parties had executed one copy of this Agreement.

IN WITNESS WHEREOF the parties have duly executed this Agreement effective as of the date first written above.


ARBATAX INTERNATIONAL INC.

By:    /s/ Michael J. Smith
      ----------------------------
Name:      Michael J. Smith
      ----------------------------
Title:     President
      ----------------------------


LOGAN INTERNATIONAL CORP.

By:    /s/ Leonard Petersen
      ----------------------------
Name:      Leonard Petersen
      ----------------------------
Title:     Director
      ----------------------------

                           SCHEDULE "A"

                    ARBATAX INTERNATIONAL INC.
                     Brandschenke Strasse 64
                     8002 Zurich, Switzerland

December 2, 1996


DRUMMOND FINANCIAL CORPORATION
Suite 1250, 400 Burrard Street
Vancouver, BC
V6C 3A6

ATTENTION: PRESIDENT
--------------------

Dear Sirs:

We understand that Drummond Financial Corporation (the "Vendor") is the legal and beneficial owner of 1,500,001 of the issued and outstanding common shares and a promissory note of 501164 B.C. Ltd. (the "Corporation"), a corporation incorporated under the laws of British Columbia.

All monetary amounts referred to herein are in lawful currency of the United States of America, unless otherwise expressly stated.

1.    PURCHASE OF SECURITIES OF THE CORPORATION

1.1 Subject to the terms and conditions hereof, Arbatax International Inc. (the "Purchaser") hereby offers to purchase from the Vendor and by its acceptance hereof the Vendor agrees to sell to the Purchaser:

      (a) 1,500,001 common shares in the capital of the Corporation (the "Purchased Common Shares"); and

      (b) a promissory note issued by the Corporation in favour of the Vendor dated effective September 1, 1995, with an outstanding amount owing as at December 1, 1996 of $3,281,694 (the "Purchased Note"),

for an aggregate purchase price of $2,425,000.

The Purchased Common Shares and the Purchased Note are collectively referred to herein as the "Purchased Securities".

2.    COVENANTS, REPRESENTATIONS AND WARRANTIES OF THE VENDOR

2.1 The Vendor, by its acceptance hereof, covenants, represents and warrants as follows and acknowledges and confirms that the Purchaser is relying upon such covenants, representations and warranties in connection with the purchased by the Purchaser of the Purchased Securities:

      (a) all the Purchased Securities are now, and at the Time of Closing will be, owned by the Vendor as the sole legal and beneficial owner of record with a good and marketable title thereto, free and clear of any mortgage, liens, charges, restrictions, security interests, adverse claims, pledges, encumbrances or demands whatsoever, and the Purchased Common Shares are issued and outstanding as fully paid and non-assessable;

      (b) no person, firm or corporation has any agreement or option, or any right or privilege (whether by law, pre-emptive or contractual) capable of becoming an agreement or option for the purchase, acquisition or transfer from the Vendor of any of the Purchased Securities or any interest therein or right thereto, except the Purchaser pursuant hereto;

      (c) the Vendor does not act as nominee, agent, trustee, executor, administrator or other legal representative on behalf of any other person, firm or corporation is respect of the Purchased Securities;

      (d) the Vendor is a validly subsisting corporation under the laws of Delaware and the Vendor has all necessary corporate power and authority to execute and deliver the agreement resulting from its acceptance hereof (the "Agreement"), to sell the Purchased Securities to the Purchaser and to perform its obligations hereunder;

      (e) the Agreement has been duly executed and delivered by and on behalf of the Vendor and constitutes a legal, valid and binding obligation of the Vendor enforceable against the Vendor in accordance with its terms;

      (f) the authorized and issued capital of the Corporation, including convertible securities, warrants and options or other rights to acquire shares of the Corporation, is as set out in Schedule "A" attached hereto;

      (g) other than the Purchased Securities, there are no other shares, options, warrants, notes or securities of the Corporation issued or issuable;

      (h) the Purchased Securities are now, and at all times up to and including the Time of Closing will continue to be, registered in the name of the Vendor on the applicable securities registers of the Corporation;

      (i) the execution and delivery of the Agreement and the completion of the transactions contemplated hereby will not conflict with, result in a default under, or accelerate or permit the acceleration of the performance required by, any agreement or instrument to which the Vendor or the Corporation is a party;

      (j) the Corporation has, on a timely basis, duly filed or delivered all reports, filings, disclosures, releases and other materials required to be filed with or delivered to any regulatory authority having jurisdiction under applicable law;

      (k) the Corporation has no assets other than a loan (the "Loan") initially made by the Vendor to Enviropur Waste Refining and Technology, Inc. ("Enviropur") and assigned by the Vendor to the Corporation pursuant to an assignment and assumption agreement made between the Vendor and the Corporation dated effective September 1, 1995 ;

      (l) the Loan is now, and at the Time of Closing will be, owed to the Corporation and has not and will not be sold, assigned or transferred, provided that no representation or warranty is given by the Vendor as to the collectability of the amount outstanding under the Loan;

      (m) other than administering the Loan, the Corporation has not and does not carry on any other business;

      (n) the Corporation has not had and does not have any employees who receive any remuneration; and

      (o) the Corporation does not have any liabilities other than those related to its interest in the Loan, comprised of accounts payable owed to the Vendor and others in an amount that does not exceed $300,000 as at December 1, 1996 and liabilities that may arise with respect to the administration of the Loan, which are currently not quantifiable, including an existing action against the Corporation and the Vendor with respect to Enviropur West Corporation, a subsidiary of Enviropur.

3.    COVENANTS, REPRESENTATIONS AND WARRANTIES OF THE PURCHASER

3.1 The Purchaser covenants, represents and warrants as follows and hereby acknowledges and confirms that the Vendor is relying upon such covenants, representations and warranties in connection with the sale by it of the Purchased Securities:

      (a) the Purchaser has all necessary power and authority to execute and deliver this offer, to purchase the Purchased Securities pursuant to the provisions hereof and to perform its obligations hereunder; and

      (b) this offer has been duly executed and delivered by and on behalf of the Purchaser and the Agreement will constitute a legal, valid and binding obligation of the Purchaser enforceable against the Purchaser in accordance with its terms.

4.    CLOSING PROCEDURE

4.1 The closing of the purchase and sale of the Purchased Securities shall take place at 10:00 (a.m.) on December 16, 1996, at the offices of the Purchaser or at such other time or place as may be mutually agreed upon. The date of the closing of the purchase and sale of the Purchased Securities is referred to herein as the "Closing Date" and the time of closing on such date is referred to herein as the "Time of Closing".

4.2 At the Time of Closing on the Closing Date, the Vendor agrees to deliver to the Purchaser definitive certificates representing the Purchased Common Shares and the original Purchased Note duly endorsed for transfer to the Purchaser, or as the Purchaser may in writing direct, against the delivery by the Purchaser to the Vendor, or as the Vendor may in writing direct, of a certified cheque of the Purchaser or bank wire transfer, in either case payable to or to the order of the Vendor in the amount of the purchase price for the Purchased Securities. Contemporaneously with the closing of the purchase and sale of the Purchased Securities, the certificates representing the Purchased Common Shares and the original Purchased Note delivered by the Vendor as aforesaid shall be tendered to the Corporation and the parties shall arrange for the immediate delivery to the Purchaser of definitive certificates representing the Purchased Common Shares and a promissory note in replacement of the Purchased Note duly issued and registered in the name of the Purchaser or as it may in writing direct.

5.    CONDITIONS OF CLOSING

5.1 The obligation of the Purchaser to purchase the Purchased Securities shall be subject to the following conditions for the exclusive benefit of the Purchaser to be fulfilled and/or performed at or prior to the Time of Closing on the Closing Date:

      (a) no action or proceeding shall be pending or threatened by any person, company, firm, governmental authority, securities commission, regulatory body or agency to enjoin or prohibit the purchase and sale of the Purchased Securities contemplated hereby or the right of the Purchaser to own the Purchased Securities or to suspend or stop trading in securities of the Corporation;

      (b) the covenants, representations and warranties of the Vendor contained in Article 2 hereof shall be true and correct on and as of the date of the acceptance of this offer by the Vendor and shall also be true and correct on and as of the Closing Date with the same force and effect as though such covenants, representations and warranties had been made on and as of such date;

      (c) the Vendor shall have complied with all covenants and agreements herein agreed to be performed or caused to be performed by it;

      (d) except to the extent contemplated by section 5.2 hereof, without the Purchaser's prior written consent, since the date hereof, the Corporation shall not have taken any act, entered into or become a party to or subject to any agreement or transaction or incurred or become liable for any obligation except in the ordinary course of business, and no such act, agreement, transaction, liability or obligation in the ordinary course of business shall result in, or shall upon the completion thereof result in, a material change in the assets, liabilities, business, affairs, operations, prospects (financial or otherwise) or capital of the Corporation;

      (e) since the date hereof, the Corporation shall not have redeemed, purchased or otherwise acquired any of its outstanding shares or authorized or agreed to any such redemption, purchase or acquisition or declared or paid any dividends or authorized or made any distributions or agreed to do so on or in respect of its outstanding securities; and

      (f) since the date hereof, the Corporation shall not have reserved, set aside, allotted, issued or agreed to reserve, set aside, allot or issue, conditionally or otherwise, any shares or any securities, rights or warrants having the right or option to acquire, directly or indirectly, through purchase, conversion, exchange or otherwise, any shares.

      In case any of the foregoing conditions has not been fulfilled and/or performed at or before the Time of Closing to the satisfaction of the Purchaser, the Purchaser may rescind the Agreement by notice to the Vendor and in such event the Purchaser shall be released from all obligations hereunder; provided that any of such conditions may be waived in whole or in part by the Purchaser without prejudice to its rights of rescission in the event of the non-fulfilment of any other condition or conditions.

5.2 The obligation of the Purchaser to purchase the Purchased Securities shall be subject to the further condition for the exclusive benefit of the Purchaser that, on or before the close of business on December 13, 1996, the Purchaser shall be satisfied that it is or will be in compliance with all applicable legal and regulatory requirements relating to it with respect to its investment in the Purchased Securities and shall have received, in its discretion, all necessary or appropriate orders, rulings and consents from regulatory bodies, securities commissions, government agencies and others with respect thereto.

5.3 In the event that the Purchaser shall not have notified the Vendor on or before 5 o'clock in the afternoon (Vancouver time) on December 13, 1996 that the foregoing condition has been fulfilled or waived, then such condition shall be deemed not to have been fulfilled.

5.4 In the event that the condition referred to in section 5.2 shall not have been fulfilled or waived by the Purchaser, the Agreement shall be rescinded and each of the parties hereto shall be released from all obligations hereunder.

5.5 The obligations of the Vendor to sell the Purchased Securities shall be subject to the condition for the exclusive benefit of the Vendor that, on or before the close of business on December 13, 1996, that the Vendor's "disinterested directors" shall have approved the terms of the Agreement. If the foregoing condition has not been fulfilled, the Agreement shall be rescinded and each of the parties shall be released from any obligations hereunder.

6.    COVENANTS OF THE VENDOR

6.1 The Vendor covenants and agrees that, between the date hereof and the Time of Closing, it will not take any step or act with respect to or in furtherance of the sale of the Purchased Securities or any portion thereof to any person, firm or corporation other than the Purchaser and, without limiting the generality of the foregoing, will not negotiate with, solicit any offer from, or have any discussion with, any other person, firm or corporation with a view to such a sale.

7.    INDEMNIFICATION

7.1 Each of the parties hereto covenants and agrees to indemnify and save harmless the other party from and against any claims whatsoever for any commissions or remuneration payable or alleged to be payable to any broker, agent or other intermediary who has acted for such party in connection with the sale or purchase of the Purchased Securities.

8.    COSTS AND EXPENSES

8.1 All costs and expenses incurred in connection with the Agreement and the transactions contemplated hereby shall be paid by the party incurring such expenses.

9.    ENTIRE AGREEMENT

9.1 The agreement resulting from acceptance of this offer shall constitute the entire agreement and understanding between the parties with respect to the subject matter hereof and shall supersede any prior agreement, representation or understanding with respect thereto.

10.   TIME OF THE ESSENCE

10.1  Time shall be of the essence hereof.

11.   SURVIVAL OF COVENANTS, REPRESENTATIONS AND WARRANTIES

11.1 The respective covenants, representations and warranties of the parties contained herein shall survive the closing of the purchase and sale of the Purchased Securities herein provided for, and, notwithstanding such closing, or any investigation made by or on behalf of any party, shall continue in full force and effect for the benefit of the party to whom the covenant, representation or warranty was made.

12.   NOTICES

12.1 Any notice, direction or other instrument required or permitted to be given to either party hereto shall be in writing and may be given by delivering or sending by facsimile the same to the Vendor at:

            Arbatax International Inc.
            Brandschenke Strasse 64
            8002 Zurich, SWITZERLAND

            Attention:  President

            Facsimile No.: 011-411-201-7717

and to the Purchaser at:

            Drummond Financial Corporation
            Suite 1250, 400 Burrard Street
            Vancouver, BC CANADA
            V6C 3A6

            Attention: President

            Facsimile No.: 604-683-3205

12.2 Any such notice, direction or other instrument shall be deemed to have been given or made on the date on which it was delivered or sent by facsimile (or, if such day is not a business day, on the next following business day.)

13.   GOVERNING LAW

13.1 The Agreement shall be constructed and enforced in accordance with, and the respective rights and obligations of the parties shall be governed by, the laws of the province of British Columbia and the applicable federal laws of Canada, irrespective of the choice of laws principles of the Province of British Columbia, and the parties hereto irrevocably attorn to the exclusive jurisdiction of the courts of British Columbia sitting in Vancouver.


14.   CONFIDENTIALITY

14.1 The Agreement shall be kept confidential by the parties hereto and no public announcement or press release concerning the Agreement shall be made by either party without the consent of the other party or except as may be required by law.

15.   SUCCESSORS AND ASSIGNS

15.1 Neither party may assign of its rights or obligations hereunder to any other person, firm or corporation without the prior written consent of the other party hereto, except that the Purchaser may assign the Agreement and its rights hereunder in whole or in part to one or more corporations all of the shares of which are beneficially owned by the Purchaser or to its affiliate, Logan International Corp.

15.2 The Agreement shall enure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns.

16.   ACCEPTANCE OF OFFER

16.1 This offer is open for acceptance by the Vendor in the manner indicated below until, but not after, 5 o'clock in the afternoon (Vancouver time) on December 13, 1996, and if not accepted on or before such time on such date shall be null and void. This offer may be accepted only by the Vendor signing and returning the accompanying duplicate of this offer or a counterpart hereof to the Purchaser or an officer of the Purchaser or by sending by facsimile to the Purchaser, in the manner provide in section 12.1, a copy of a signed counterpart hereof at or before the said time. Upon acceptance of this offer by the Vendor as aforesaid, this offer shall become an agreement of purchase and sale between the Vendor and the Purchaser in accordance with its terms.

                                   Yours very truly,

                                   ARBATAX INTERNATIONAL INC.

                                    By:
                                       ------------------------


                                       ------------------------
                                       (Name - please print)

                                       ------------------------
                                       (Title)


The foregoing offer is hereby accepted and agreed to by the undersigned in the City of Vancouver on this 13th day of December, 1996.

                                   DRUMMOND FINANCIAL CORPORATION

                                    By:
                                       ------------------------


                                       ------------------------
                                       (Name - please print)

                                       ------------------------
                                       (Title)

                           Schedule "A"

                 Capital as at December 1, 1996

                                                          Number or Amount
                                       Number or          Beneficially Owned
Description       Authorized        Amount Outstanding    by the Vendor
-----------       ----------        ------------------    ------------------
Common Shares     100,000,000           1,500,001                All

Promissory Note       N/A               3,281,694                All
